                             ELI LILLY AND COMPANY


                                  $500,000,000


                               Medium-Term Notes


                  Due More Than Nine Months from Date of Issue


                          U.S. DISTRIBUTION AGREEMENT



                                                                November 9, 1995




Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Dear Sirs:


     Eli Lilly and Company, an Indiana corporation (the 'Company'), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of up to $500,000,000 (or the equivalent thereof in one or more foreign currencies or composite currencies) aggregate initial public offering price of its medium-term notes due more than nine months from date of issue (the 'Notes'). The Notes will be issued under an Indenture dated as of February 1, 1991 (the 'Indenture') between the Company and Citibank, N.A., as Trustee (the 'Trustee'), and will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below.

     Subject to the reservation by the Company of the right to solicit offers to purchase and to sell Notes directly on its own behalf, through any subsidiary or through an electronic auction system at any time, upon any terms and to any person, the Company hereby appoints Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. as its agents (each an 'Agent') for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to terms and conditions herein set forth, each Agent agrees, severally but not jointly, to use reasonable best efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, any Agent may also purchase Notes as principal and, if agreed to by the Company and the Agent, the Company will enter into a Terms Agreement relating to such sale (a 'Terms Agreement') in accordance with the provisions of Section 2(b) hereof. The Company may appoint additional agents to solicit sales of the Notes; provided that any such solicitation and sale of Notes shall be on the same terms and conditions as provided for in this Agreement. This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness and only on the specific terms set forth herein or in a Terms Agreement.

     The Company has filed with the Securities and Exchange Commission (the 'Commission') a registration statement (Registration No. 33-58977), including a prospectus, relating to debt securities, including the Notes. Such registration statement, including the exhibits thereto, as amended at the Commencement Date (as hereinafter defined), is hereinafter referred to as the 'Registration Statement.' The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the 'Securities Act'), supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the 'Basic Prospectus.' The term 'Prospectus' means the Basic Prospectus together with the prospectus supplement or supplements (each a 'Prospectus Supplement') specifically relating to the Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. As used herein, the terms 'Basic Prospectus' and 'Prospectus' shall include in each case the documents, if any, incorporated by reference therein. The terms 'supplement' and 'amendment' or 'amend' as used herein shall include all documents that are deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the 'Exchange Act').

     1. Representations and Warranties. The Company represents and warrants to and agrees with each Agent as of the Commencement Date, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent pursuant to a Terms Agreement), as of each date the Company issues and sells Notes and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied, at the time it was filed, or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the 'Trust Indenture Act'), of the Trustee and (2) the representations and warranties set forth in clauses (iii) and (iv) above, when made as of the Commencement Date or as of any date on which the Company accepts an offer to purchase Notes, shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

     (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (d) Each significant subsidiary (as defined in Regulation S-X of the Commission) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (e) Each of this Agreement and any applicable Written Terms Agreement (as hereinafter defined) has been duly authorized, executed and delivered by the Company.

     (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (g) The Notes have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the purchasers thereof, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Notes, the Indenture and any applicable Written Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its significant subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any significant subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

     (i) There has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

     (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

     (k) Each of the Company and its significant subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     Notwithstanding the foregoing, the representations and warranties set forth in Section 1(b)(iii) and (iv), (g) (except as to the authorization of the Notes) and (h), when made as of the Commencement Date with respect to any Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission.

     2. Solicitations as Agent; Purchases as Principal.

     (a) Solicitations as Agent. In connection with each Agent's actions as agent hereunder, each Agent agrees to use reasonable best efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented. The Company may also solicit offers to purchase, and sell Notes directly on its own behalf, through any subsidiary, through an electronic auction system or through any other agent; provided that any solicitation and sales by such other agent shall be on the same terms and conditions as provided for in this Agreement.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of notice from the Company, which may be communicated in writing or orally if promptly confirmed in writing, each Agent will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); provided, however, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters of the type described in Section 5 as such Agent may request.

     The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the percentage set forth below of the purchase price of such
Note:



               Term                     Commission Rate
               ----                     ---------------
From 9 months to less than 1 year           .125%
From 1 year to less than 18 months          .150%
From 18 months to less than 2 years         .200%
From 2 years to less than 3 years           .250%
From 3 years to less than 4 years           .350%
From 4 years to less than 5 years           .450%
From 5 years to less than 6 years           .500%
From 6 years to less than 7 years           .550%
From 7 years to less than 10 years          .600%
From 10 years to less than 15 years         .625%
From 15 years to less than 20 years         .700%
From 20 years to less than 30 years         .750%
30 years or more                            to be negotiated


     Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by it as agent that in its reasonable judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right in its reasonable discretion to reject any offer to purchase Notes that it considers to be unacceptable, and any such rejection shall not be deemed a breach of its agreements contained herein. The procedural details relating to the issue and delivery of Notes sold by any Agent as agent and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

     (b) Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by such Agent. Each Terms Agreement will take the form of either (i) a written agreement between such Agent and the Company, which may be substantially in the form of Exhibit A hereto (a 'Written Terms Agreement'), or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company.

     An Agent's commitment to purchase Notes as principal, whether pursuant to a Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to
Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent.

     Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Notes purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Notes to be purchased by an Agent as principal, whether pursuant to a Terms Agreement or otherwise, is referred to herein as a 'Settlement Date.'

     (c) Administrative Procedures. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit B) (the 'Administrative Procedures'), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and each Agent.

     (d) Delivery. The documents required to be delivered by Section 4 of this Agreement as a condition precedent to each Agent's obligation to begin soliciting offers to purchase Notes as agent of the Company shall be delivered at the office of Davis Polk & Wardwell, counsel for the Agents, not later than 3:00 p.m., New York time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the date on which the Agents begin soliciting offers to purchase Notes or the first date on which the Company accepts any offer by an Agent to purchase Notes pursuant to a Terms Agreement. The date of delivery of such documents if referred to herein as the 'Commencement Date'.

     (e) Obligations Several. The Company acknowledges that the obligations of the Agents under this Agreement are several and not joint.

     3. Agreements. The Company agrees with each Agent that:

     (a) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company will not file any Prospectus Supplement relating to the Notes or any amendment to the Registration Statement (other than an amendment relating exclusively to securities other than Notes) unless the Company has previously furnished to each Agent a copy thereof for its review; provided, however, that the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to each Agent promptly after being filed with the Commission. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise each Agent (i) of the filing of any amendment or supplement to a Basic Prospectus, (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to a Basic Prospectus or for any additional information,
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance and, if issued, to obtain as soon as possible the withdrawal, of (i) any such stop order issued by the

Commission in any event and (ii) any such stop order or notice of suspension of qualification issued by any other authority at any time (a) when an Agent holds any Notes as principal or (b) between the time of acceptance by the Company of an offer to purchase Notes and the delivery of such Notes. If a Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document.

     (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify each Agent by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, each Agent shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise each Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to such Registration Statement or Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to each Agent in such quantities as it may reasonably request. Notwithstanding the foregoing, if at any such time the Company shall have instructed each Agent to suspend solicitation of offers to purchase the Notes, the Company shall not be obligated to so amend or supplement such Registration Statement or Prospectus until such time as the Company shall determine that solicitations of purchases of the Notes should be resumed unless (i) any Agent then holds any Notes it has acquired as principal or (ii) any Agent is then required to deliver a prospectus in connection with sales of the Notes. If such amendment or supplement and any documents, certificates, opinions and letters furnished to the Agents pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all reasonable respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes any Agent may own as principal has been completed, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, reasonably satisfactory in all respects to such Agent, will supply such amended or supplemented Prospectus to it in such quantities as it may reasonably request and shall furnish to it pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) such documents, certificates, opinions and letters as it may request covering matters limited to the preparation and filing of such amendment or supplement.

     (c) The Company will make generally available to its security holders and to each Agent as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the 'effective date' (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Notes. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

     (d) The Company will furnish to each Agent, without charge, two signed copies of the Registration Statement, including exhibits and all amendments thereto, and during the period mentioned in Section 3(b) above, as many copies of the Prospectus, any documents incorporated by reference therein (excluding exhibits thereto) and any supplements and amendments thereto as any Agent may reasonably request.

     (e) The Company will endeavor to qualify, and to cooperate with you in an endeavor to qualify, the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as the Agents shall reasonably request except that the Company need not qualify the Notes or maintain the qualification of the Notes for offer and sale in any jurisdiction where such qualification or continued qualification would, in the reasonable opinion of the Company, be unduly burdensome to the Company.

     (f) During the term of this Agreement, the Company shall furnish to each Agent such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as such Agent may from time to time reasonably request and shall notify each Agent promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading, in the rating accorded any of the Company's securities by any 'nationally recognized statistical rating organization,' as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

     (g) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the reasonable fees and disbursements of one counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to each Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Basic Prospectus and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of the Notes, (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.,
(viii) the reasonable fees and disbursements of one counsel for both the Agents incurred through the Commencement Date in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder on the Commencement Date, and the reasonable fees and disbursements of one counsel for both the Agents incurred in connection with the filing or proposed filing of any document incorporated by reference in the Prospectus and the release of financial information by the Company after the Commencement Date and (ix) any incidental expenses as may be agreed upon by the Agents and the Company.

     (h) From the date of any Terms Agreement to and including the Settlement Date with respect to such Terms Agreement, the Company will not, without such Agent's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to such Notes (other than (i) the Notes that are to be sold pursuant to such Terms Agreement and (ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in such Terms Agreement.

     4. Conditions of the Obligations of the Agents. The obligation of each Agent to solicit offers to purchase Notes as agent of the Company and the obligation of each Agent to purchase Notes as principal pursuant to any Terms Agreement or otherwise will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of an Agent's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each such case) to the following additional conditions precedent when and as specified:

     (a) Prior to such solicitation or purchase, as the case may be:

     (i) there shall not have occurred any change in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that is material and adverse and that makes it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented;

     (ii) there shall not have occurred any (A) suspension of trading generally on either the New York Stock Exchange or the American Stock Exchange, or fixing of minimum or maximum prices for trading, or requiring of maximum ranges for prices of securities, by either of said exchanges or by order of the Commission or by any other governmental authority, (B) suspension of trading of any securities of the Company on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or any other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the relevant Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; and

     (iii) there shall not have been any downgrading, nor any notice given of any intended or potential downgrading in the rating accorded any of the Company's securities by either Moody's Investors Service, Inc. or Standard & Poor's Corporation;

except, in each case described in paragraph (i), (ii) or (iii) above, as disclosed to the Agents orally or in writing by the Company prior to such solicitation or, in the case of a purchase of Notes, before the Company accepted the offer to purchase such Notes. In addition, the satisfaction of the conditions precedent set forth in this Section 4(a) shall be a condition to the obligation of any purchaser (other than an Agent purchasing Notes as principal) to purchase Notes.

     (b) On the Commencement Date and, if called for by any Terms Agreement on the corresponding Settlement Date, the relevant Agents shall have received:

     (i) The opinion, dated as of such date, of Dewey Ballantine, independent counsel for the Company, substantially in the form of Exhibit C1 hereto;

     (ii) The opinion, dated as of such date, of Daniel P. Carmichael, Deputy General Counsel and Secretary for the Company, substantially in the form of Exhibit C2 hereto; and

     (iii) The opinion, dated as of such date, of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit C3 hereto.

If any of the foregoing opinions are delivered in connection with any Agreement by an Agent to purchase Notes as principal, the forms of such opinions shall be modified to relate to the issuance of such Notes and to the Registration Statement and the Prospectus as amended and supplemented to the date of delivery of such opinions.

     (c) On the Commencement Date and, if called for by any Terms Agreement on the corresponding Settlement Date, the relevant Agents shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, signed by an executive officer of the Company to the effect set forth in subparagraph (a)(iii) above and to the effect that the representations and warranties of the Company contained herein are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

     The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

     (d) On the Commencement Date and, if called for by any Terms Agreement on the corresponding Settlement Date, the Company's independent public accountants shall have furnished to the relevant Agents a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance reasonably satisfactory to such Agents containing statements and information of the type ordinarily included in accountant's 'comfort letters' to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented.

     (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to each Agent such appropriate further information, certificates and documents as such Agent may reasonably request.

     5. Additional Agreements of the Company. (a) Each time the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial), the Company will deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the certificate referred to in Section 4(c) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate; provided that unless the Agents so request, no such certificate need be furnished in connection with the filing by the Company of a Current Report on Form 8-K or a proxy statement.

     (b) Each time the Company furnishes a certificate pursuant to Section 5(a) (other than an amendment or supplement setting forth or incorporating by reference financial statements or other financial information as of and for a fiscal quarter unless the Agents request that such opinion of counsel be furnished), the Company will furnish or cause to be furnished forthwith to the Agents a written opinion of counsel for the Company (who may be an employee of the Company). Any such opinion shall be dated the date of such amendment or supplement, as the case may be, shall be in a form reasonably satisfactory to the Agents and shall be of the same tenor as the opinion referred to in Sections 4(b)(i) and 4(b)(ii) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to the Agents may furnish to the Agents a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

     (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, the Company shall cause its independent public accountants forthwith to furnish the Agents with a letter, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the letter referred to in Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter; provided that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference unaudited financial information as of and for a fiscal quarter, such independent public accountants may limit the scope of such letter to the unaudited financial statements and other information included in such amendment or supplement derived from the accounting records of the Company.

     (d) Each time the Company intends to issue a Note, the payment of principal or interest on which is to be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors, (i) the Company shall furnish or cause to be furnished an opinion of Dewey Ballantine on the corresponding Settlement Date to the effect set forth in Section 4(b)(i) hereof (but deleting the second sentence of numbered paragraph 3 and the penultimate paragraph), and Davis Polk & Wardwell shall deliver an opinion on the corresponding Settlement Date to the effect set forth in Section 4(b)(iii) hereof (but deleting the first sentence of the seventh paragraph thereof), both as modified to relate to the Registration Statement and the Prospectus as then amended or supplemented. Such opinions shall be dated the corresponding Settlement Date, shall be in a form reasonably satisfactory to the Agents and delivery of such opinions shall be a condition of the purchasers' obligation to purchase such Notes.

     6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein.

     (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the 'indemnified party') shall promptly notify the person against whom such indemnity may be sought (the 'indemnifying party') in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel reasonably incurred related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the relevant Agent or Agents, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in paragraph (a) or (b) of this
Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of such Notes or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by such Agent in respect thereof. The relative fault of the Company on the one hand and of each Agent on the other shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligation to contribute pursuant to this
Section 6 shall be several (in the proportion of the principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and not joint.

     (e) The Company and the Agents agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in paragraph (d) above that were offered and sold to the public through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     7. Position of the Agents. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. Each Agent shall make reasonable best efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

     8. Termination. This Agreement may be terminated at any time either by the Company or, as to any Agent, by such Agent upon the giving of written notice of such termination to each other party hereto. Any Terms Agreement shall be subject to termination on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any Terms Agreement and the termination of any such Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), the last sentence of Section 3(b) and Sections 3(c), 3(g), 6, 7, 9 and 13 shall survive; provided that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(b), 2(c), 3(a), 3(b), 3(e), 3(f), 3(h)(if applicable), 4 and 5 shall also survive. If any Terms Agreement is terminated, the provisions of Sections 2(b), 2(c), 3, 4, 5, 6, 9 and 13 (which shall have been incorporated by reference in such Terms Agreement) shall survive.

     9. Representations and Indemnities to Survive. The respective indemnity and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect, regardless of any termination of this Agreement or any such Terms Agreement, any investigation made by or on behalf of an Agent or the Company or any of the officers, directors or controlling persons referred to in Section 6 and delivery of and payment for the Notes.

     10. Notices. Unless otherwise noted, all communications hereunder will be in writing and effective only on receipt, and, if sent to Morgan Stanley & Co. Incorporated, will be mailed, delivered or telefaxed and confirmed to it at 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Manager-Continuously Offered Products, with a copy to you at 1585 Broadway, 34th Floor, New York, New York 10036, Attention: Peter Cooper, Investment Banking Information Center, if sent to Goldman, Sachs & Co., will be mailed, delivered or telefaxed and confirmed to it at 85 Broad Street, New York, New York 10004, Attention:
Registration Department or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at Lilly Corporate Center, Indianapolis, Indiana 46285, Attention: Vice President, Treasurer.

     11. Successors. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
Section 6 and the purchasers of Notes (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder. The term 'successors' shall not include any purchaser of Notes merely because of such purchase.

     12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. Applicable Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Agents.

                              Very truly yours,

                              ELI LILLY AND COMPANY



                              By _______________________
                                 Name:
                                 Title:



The  foregoing  Agreement
is hereby  confirmed
and accepted as of the
date first above written.


MORGAN STANLEY & CO. INCORPORATED


By ________________________
   Name:
   Title:



___________________________
GOLDMAN, SACHS & CO.

                                                                       Exhibit A


                             ELI LILLY AND COMPANY

                               MEDIUM-TERM NOTES

                                TERMS AGREEMENT


                                                         ________________ , 19__

Eli Lilly and Company
Lilly Corporate Center
Indianapolis, Indiana 46285


          Re:  Distribution Agreement dated November 9, 1995
               (the 'Distribution Agreement')
               ---------------------------------------------

          The undersigned agrees to purchase your Medium-Term Notes having the following terms:

                                             Floating
                    Fixed Rate               Rate
All Notes:          Notes:                   Notes:
---------           ----------               --------
Principal           Interest                 Base rate:
 amount:             Rate:
                                             Index
Purchase            Applicability             maturity:
 price:              of modified
                     payment upon            Spread:
Price to             acceleration:
 public:                                     Spread
                     If yes, state             multiplier:
Settlement           issue prices:
 date and time:                              Alternate rate
                                              event spread:

Place of             Amortization            Initial interest
 delivery:            schedule:               rate:

Specified                                    Initial interest
 currency:                                    reset date:

Maturity                                     Interest reset
 date:                                        dates:

Initial accrual                              Interest reset
 period OID:                                  period:

Original yield                               Maximum interest
 to maturity:                                 rate:

Optional redemption                          Minimum interest
 date(s):                                     rate:

Initial redemption                           Interest payment
 date:                                        period:

Initial redemption                           Interest payment
 percentage:                                  dates:

Annual redemption                            Calculation
agent:
 percentage
 decrease:

Other terms:

          The provisions of Sections 1, 2(b) and 2(c) and 3 through 6 and 8 through 13 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

          The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution Agreement will be required: ________________

                                                   [NAME OF AGENT]

                                                   By __________________________
                                                      Title:
Accepted:

ELI LILLY AND COMPANY

By _________________________
   Title:

                                   EXHIBIT B


                             ELI LILLY AND COMPANY

                               MEDIUM-TERM NOTES

                           ADMINISTRATIVE PROCEDURES

                            ------------------------


          Explained below are the administrative procedures and specific terms of the offering of Medium-Term Notes (the 'Notes'), on a continuous basis by Eli Lilly and Company (the 'Company') pursuant to the Distribution Agreement, dated as of November 9, 1995 (the 'Distribution Agreement') between the Company and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (each an 'Agent'). In the Distribution Agreement, each Agent has agreed to use its reasonable best efforts to solicit purchases of the Notes. Each Agent, as principal, may purchase Notes for its own account and if requested by such Agent, the Company and such Agent will enter into a terms agreement, as contemplated by the Distribution Agreement. The Company may also solicit offers to purchase and to sell Notes directly on its own behalf, through any subsidiary or through an electronic auction system at any time, upon any terms and to any person.

          The Notes will be issued pursuant to the provisions of an indenture dated as of February 1, 1991 (as it may be supplemented or amended from time to time, the 'Indenture'), between the Company and Citibank, N.A. as trustee (the 'Trustee'). The Trustee will be the Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes and will perform the duties specified herein. Notes will bear interest at a fixed rate (the 'Fixed Rate Notes'), which may be zero in the case of certain original issue discount notes (the 'OID Notes'), or at floating rates (the 'Floating Rate Notes'). Fixed Rate Notes may pay a level amount in respect of both interest and principal amortized over the life of the Notes (the 'Amortizing Notes'). The Notes will be issued in U.S. dollars or other currencies, including composite currencies such as the European Currency Unit (the 'Specified Currency'). Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company ('DTC'), and recorded in the book-entry system maintained by DTC (a 'Book-Entry Note') or a certificate delivered to the holder thereof or a person designated by such holder (a 'Certificated Note'). Except in limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

          Book-Entry Notes, which may be payable only in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC'S operating procedures, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture or the Notes shall be used herein as therein defined.

             PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated as of November 9, 1995 (the 'Letter of Representations'), and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of October 31, 1988, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ('SDFS').

Issuance:                           On any date of settlement (as defined
                                    under 'Settlement' below) for one or more
                                    Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a 'Global Security') representing up to U.S. $200,000,000 principal amount of all such Notes that have the same Maturity Date, redemption or repayment provisions, Interest Payment
                                    Dates, Original Issue Date, original issue discount provisions (if any) and, in the case of Fixed Rate Notes, Interest Rate, modified payment upon acceleration (if any), amortization schedule (if any), or in the case of Floating Rate Notes, Initial Interest Rate, Interest Payment
                                    Date(s), Interest Payment Period,
                                    Calculation Agent, Base Rate, Index
                                    Maturity, Interest Reset Period, Interest
                                    Reset Dates, Spread or Spread Multiplier
                                    (if any), Alternate Rate Event Spread (if any), Minimum Interest Rate (if any) and
                                    Maximum Interest Rate (if any) and, in
                                    each case, any other relevant terms

                                    (collectively 'Terms'). Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an 'Interest Accrual Date,' which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date and (ii) with respect to any Global Security (or any portion thereof) issued subsequently upon exchange of a Global Security, or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security), regardless of the date of authentication of such subsequently issued Global Security. Book-Entry Notes may be payable only in U.S. dollars. No Global Security will represent any Certificated Note.

Identification                      The Company has arranged with the CUSIP
Numbers:                            Service Bureau of Standard & Poor's
                                    Corporation (the 'CUSIP Service Bureau') for the reservation of a series of CUSIP numbers (including tranche numbers) for the Notes, each of which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing the Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of each series of reserved
                                    CUSIP numbers and has delivered to the
                                    Trustee and DTC the written list of 900
                                    CUSIP numbers of each such series.  The
                                    Trustee will assign CUSIP numbers to
                                    Global Securities as described below under Settlement Procedure 'B'. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Securities. At any time when fewer than 100 of the reserved
                                    CUSIP numbers of either series remain
                                    unassigned to Global Securities, the
                                    Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing
                                    Book-Entry Notes. Upon obtaining such
                                    additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Registration:                       Each Global Security will be registered in
                                    the name of Cede & Co., as nominee for
                                    DTC, on the security register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC with respect to such Note (the 'Participants') to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Note in the accounts of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                          Transfers of a Book-Entry Note will be
                                    accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                          The Trustee may deliver to DTC and the
                                    CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding
                                    Global Securities that represent
                                    Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global
                                    Securities shall be exchanged for a single replacement Global Security and (iii) a new
                                    CUSIP number to be assigned to such
                                    replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.
                                    Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service
                                    Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single
                                    Global Security bearing the new CUSIP number and a new Interest Accrual Date, and the CUSIP numbers of the exchanged Global
                                    Securities will, in accordance with CUSIP
                                    Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed U.S. $200,000,000 in aggregate principal amount, one Global
                                    Security will be authenticated and issued to represent each U.S. $200,000,000 principal amount of the exchanged Global Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global
                                    Securities (see 'Denominations' below).

Maturities:                         Each  Book-Entry  Note will mature on a date
                                    selected by the Purchaser and agreed to by the Company, such date being more than nine months from date of issue.

Notice of                           The Trustee will give notice to DTC
Redemption Dates:                   prior to each redemption date or repayment
                                    date (as specified in the Note), if any, at the time and in the manner set forth in the Letter of Representations.

Denominations:                      Book-Entry Notes will be issued in principal
                                    amounts of U.S. $1,000 or any amount in
                                    excess thereof that is an integral multiple of U.S. $1,000. Global Securities will be denominated in principal amounts not in excess of U.S.
                                    $100,000,000. If one or more Book-Entry
                                    Notes having an aggregate principal amount in excess of $100,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global
                                    Security will be issued to represent each U.S. $100,000,000 principal amount of such Book-Entry Note or Notes and an additional
                                    Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                           General.  Interest on each Book-Entry Note
                                    will accrue from the Interest Accrual Date of the Global Security representing such Note. Each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest
                                    Payment Date; provided that in the case of Floating Rate Notes that reset daily or weekly, interest payments will include interest accrued to and including the Record Date immediately preceding the
                                    Interest Payment Date, except that at
                                    maturity or earlier redemption or
                                    repayment, the interest payable will
                                    include interest accrued to, but
                                    excluding, the maturity date or the date of redemption or repayment, as the case may be. Interest payable at the maturity or upon redemption or repayment of a Book-Entry Note will be payable to the person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under
                                    Settlement Procedure 'C' below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                                    Record Dates. The Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                                    Fixed Rate Book-Entry Notes. Unless
                                    otherwise specified in the applicable
                                    Pricing Supplement (as defined below),
                                    interest payments on Fixed Rate Book-Entry
                                    Notes, other than Amortizing Notes, will be made annually on March 1 or semiannually on March 1 and September 1 of each year and at maturity or upon any earlier redemption or repayment, and Book-Entry Amortizing Notes will pay principal and interest semiannually each March 1 and September 1, or quarterly each March 1, June 1, September 1 and December 1, as set forth in the applicable Pricing Supplement, and at maturity or upon any earlier redemption or repayment; provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

                                    Floating Rate Book-Entry Notes. Unless
                                    otherwise specified in the applicable
                                    Pricing Supplement, interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semi-annually or annually. Unless otherwise specified in the applicable Pricing Supplement, interest will be payable, in the case of Floating Rate Book-Entry Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of March, June, September and December, as specified pursuant to Settlement Procedure 'A' below; in the case of Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Notes with a semi-annual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement Procedure 'A' below; and in the case of Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure

                                    'A' below; provided however, that if an
                                    Interest Payment Date for Floating Rate
                                    Book-Entry Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except that in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in the case of a Floating Rate Book-Entry Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

                                    Notice of Interest Payment and Record Dates.
                                    On the first Business Day of January, April,
                                    July and October of each year, the Trustee will deliver to the Company and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each date upon which interest is determined for Floating Rate Notes issued in book-entry form, the Calculation Agent will notify the Company, the Trustee and Standard & Poor's Corporation of the interest rates determined on such dates.

Calculation of                      Fixed Rate Book-Entry Notes.
Interest:                           Interest on Fixed Rate Book-Entry Notes
                                    (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                                    Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                         Payments of Interest.  Promptly
Principal and                       after each Record Date, the Trustee
Interest:                           will deliver to the Company and DTC a
                                    written notice specifying by CUSIP number the amount of interest to be paid on each Global Security (other than an Amortizing
                                    Note) on the following Interest Payment
                                    Date (other than an Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. DTC will confirm the amount payable on each such Global
                                    Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's
                                    Corporation.  In the case of Amortizing
                                    Notes, the Trustee will provide separate written notice to the Company and DTC prior to each Interest Payment Date at the times and in the manner set forth in the Letter of Representations. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (and, in the case of an Amortizing Note, principal and interest) (other than at maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under 'Manner of Payment.' If any Interest Payment Date for a Fixed Rate
                                    Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest
                                    Payment Date.

                                    Payments at Maturity or Upon Redemption or
                                    Repayment. On or about the first Business
                                    Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security (other than an Amortizing
                                    Note) maturing either at maturity or on a redemption or repayment date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or redemption or repayment date of such Global Security. In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company and DTC prior to each Maturity Date and any redemption or repayment date, as the case may be, at the times and in the manner set forth in the Letter of Representations. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity Date or redemption or repayment date. The Trustee will pay such amounts to DTC at the times and in the manner set forth below under 'Manner of Payment.'

                                    Payments Not on Business Days. If any
                                    Interest Payment Date or the Maturity Date or redemption or repayment date of a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date for any Floating Rate Book-Entry Note would fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date, Maturity Date or redemption or repayment date will be the next following day that is a Business Day with respect to such Note, except that, in the case of a Book-Entry LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date, Maturity Date or redemption or repayment date will be the immediately preceding day that is a Business Day with respect to such Note. Promptly after payment to DTC of the principal and interest due on the Maturity Date or redemption or repayment date of a Global Security, the Trustee will destroy such Global Security and (upon Company request) provide a certificate of destruction in accordance with the terms of the relevant Indenture and deliver it to the Company. Upon the request of the Company, the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Book-Entry Notes as of the immediately preceding Business Day.

                                    Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Securities on any Interest Payment Date or at maturity or upon redemption or repayment shall be paid by the Company to the Trustee in funds available for immediate use by the Trustee not later than 12:00 Noon (New York City time) on such date. Prior to 12:00 Noon (New York City time) on each Maturity Date or redemption or repayment date or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest or principal and premium, if any, due on Global Securities on any Maturity Date or redemption or repayment date. On each Interest Payment Date or, if any such date is not a Business Day, as soon as possible thereafter, interest payments and, in the case of Amortizing Notes, interest and principal payments shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                    Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments directly to the beneficial owner of such Note.

Preparation of                      If any offer to purchase a Book-Entry
Pricing                             Note is accepted by or on behalf of the
Supplement:                         Company, the Company will prepare a
                                    pricing supplement (a 'Pricing Supplement') reflecting the terms of such Note and will arrange to file such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver the number of copies of such Pricing Supplement to the relevant
                                    Agent as such Agent shall reasonably request by 12:00 Noon (New York City time) on the
                                    Business Day following such acceptance. The relevant Agent will cause such Pricing
                                    Supplement to be delivered to the purchaser of the Note.

                                    In each instance that a Pricing Supplement is prepared, the Agents receiving such Pricing Supplement will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                         The receipt by the Company of immediately
                                    available funds in payment for a
                                    Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute
                                    'settlement' with respect to such Note.
                                    All offers accepted by the Company will be settled on the third Business Day pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day.

Settlement                          Settlement Procedures with regard to
Procedures:                         each Book-Entry Note sold by the Company
                                    to or through an Agent (unless otherwise specified pursuant to a Terms Agreement, as defined in the Distribution Agreement), shall be as follows:

                                    A.  The relevant Agent will advise the
                                        Company by telephone that such Note
                                        is a Book-Entry Note and of the
                                        following settlement information:

                                        1.  Principal amount.

                                        2.  Maturity Date.

                                        3.  In the case of a Fixed Rate
                                            Book-Entry Note, the Interest Rate,
                                            whether such Note will pay interest
                                            annually or semi-annually and
                                            whether such Note is an Amortizing
                                            Note, and, if so, the amortization
                                            schedule, or, in the case of a
                                            Floating Rate Book-Entry Note, the
                                            Initial Interest Rate (if known at
                                            such time), Interest Payment
                                            Date(s), Interest Payment Period,
                                            Calculation Agent, Base Rate, Index
                                            Maturity, Interest Reset Period,
                                            Initial Interest Reset Date,
                                            Interest Reset Dates, Spread or
                                            Spread Multiplier (if any), Minimum
                                            Interest Rate (if any), Maximum
                                            Interest Rate (if any) and the
                                            Alternate Rate Event Spread (if
                                            any).

                                        4.  Redemption or repayment
                                            provisions, if any.

                                        5.  Settlement date and time
                                            (Original Issue Date).

                                        6.  Interest Accrual Date.

                                        7.  Price.

                                        8.  Agent's commission, if any,
                                            determined as provided in the
                                            Distribution Agreement.

                                        9.  Whether the Note is an OID Note,
                                            and if it is an OID Note, the total
                                            amount of OID, the yield to
                                            maturity, the initial accrual period
                                            OID and the applicability of
                                            Modified Payment upon Acceleration
                                            (and, if so, the Issue Price).

                                        10. Whether the Agent is purchasing
                                            the Note as principal.

                                        11. Any other applicable Terms.

                                    B.  The Company through an authorized
                                        representative will advise the Trustee
                                        by telephone (confirmed immediately by
                                        electronic transmission) or electronic
                                        transmission (confirmed in writing at
                                        any time on the same date) of the
                                        information set forth in Settlement
                                        Procedure 'A' above and the name of the
                                        relevant Agent. The Trustee will then
                                        assign a CUSIP number to the Global
                                        Security representing such Note and will notify the Company and the relevant Agent of such CUSIP number by telephone as soon as practicable.

                                    C.  The  Trustee  will  enter a  pending
                                        deposit message through DTC's
                                        Participant Terminal System, providing
                                        the following settlement information to
                                        DTC, the relevant Agent and Standard &
                                        Poor's Corporation:

                                        1.  The information set forth in
                                            Settlement Procedure 'A'.

                                        2.  The Initial Interest Payment
                                            Date for such Note, the number of
                                            days by which such date succeeds the
                                            related DTC Record Date (which in
                                            the case of

                                            Floating Rate Notes which reset
                                            daily or weekly, shall be the date
                                            five calendar days immediately
                                            preceding the applicable Interest
                                            Payment Date and, in the case of all
                                            other Notes, shall be the Record
                                            Date as defined in the Note) and, if
                                            known, amount of interest payable on
                                            such Initial Interest Payment Date.

                                        3.  The CUSIP number of the Global
                                            Security representing such Note.

                                        4.  Whether such Global Security
                                            will represent any other
                                            Book-Entry Note (to the extent
                                            known at such time).

                                        5.  Whether such Note is an
                                            Amortizing Note (by an appropriate
                                            notation in the comments field of
                                            DTC's Participant Terminal System).

                                        6.  The DTC participant number of
                                            the institution through which
                                            the Company will hold the
                                            Book-Entry Note.

                                    D.  The Trustee will complete and
                                        authenticate the Global Security
                                        representing such Note in accordance
                                        with the terms of the written order
                                        of the Company then in effect.

                                    E.  DTC will credit such Note to the
                                        Trustee's participant account at DTC.

                                    F.  The Trustee will enter an SDFS
                                        deliver order through DTC's Participant
                                        Terminal System instructing DTC to (i)
                                        debit such Note to the Trustee's
                                        participant account and credit such Note to the relevant Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such

                                        Note less the Agent's commission, if
                                        any. The entry of such a deliver order
                                        shall constitute a representation and
                                        warranty by the Trustee to DTC that (a)
                                        the Global Security representing such
                                        Book-Entry Note has been issued and
                                        authenticated and (b) the Trustee is
                                        holding such Global Security pursuant to the Medium Term Note Certificate Agreement between the Trustee and DTC.

                                    G. Unless the relevant Agent purchased such Note as principal, such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                                    H.  Transfers of funds in accordance with
                                        SDFS deliver orders described in
                                        Settlement Procedures 'F' and 'G' will
                                        be settled in accordance with SDFS
                                        operating procedures in effect on the
                                        settlement date.

                                    I.  The Trustee will credit to the account
                                        of the Company maintained at the
                                        Trustee, in funds available for
                                        immediate use in the amount transferred
                                        to the Trustee in accordance with
                                        Settlement Procedure 'F'.

                                    J. Unless the relevant Agent purchased such Note as principal, such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                                    K.  Monthly, the Trustee will send to the
                                        Company a statement setting forth the
                                        principal amount of Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

Settlement                          For sales by the Company of Book-Entry
Procedures                          Notes to or through an Agent unless
Timetable:                          otherwise specified pursuant to a Terms
                                    Agreement) for settlement on the first
                                    Business Day after the sale date, Settlement
                                    Procedures 'A' through 'J' set forth above shall be completed as soon as possible but not later than the respective times (New
                                    York City time) set forth below:


                                    Settlement
                                    Procedure           Time
                                    ----------          ----
                                          A      11:00 A.M. on the sale date
                                          B      12:00 Noon on the sale date
                                          C       2:00 P.M. on the sale date
                                          D       9:00 A.M. on settlement date
                                          E      10:00 A.M. on settlement date
                                          F-G     2:00 P.M. on settlement date
                                          H       4:45 P.M. on settlement date
                                          I-J     5:00 P.M. on settlement date


                                    If a sale is to be settled more than one
                                    Business Day after the sale date, Settlement
                                    Procedures 'A', 'B' and 'C' shall be
                                    completed as soon as practicable but no
                                    later than 11:00 A.M., 12 Noon and 2:00
                                    P.M., respectively, on the first Business
                                    Day after the sale date. If the Initial
                                    Interest Rate for a Floating Rate Book-Entry
                                    Note has not been determined at the time that Settlement Procedure 'A' is completed, Settlement Procedure 'B' and 'C' shall be completed as soon as such rate has been determined but no later than 12 Noon and 2:00 P.M., respectively, on the second Business Day before the settlement date. Settlement Procedure 'H' is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                    If settlement of a Book-Entry Note is
                                    rescheduled or canceled, the Trustee, after receiving notice from the Company or the relevant Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to                          If the Trustee fails to enter an
Settle:                             SDFS deliver order with respect to a
                                    Book-Entry Note pursuant to Settlement
                                    Procedure 'F', the Trustee may deliver to DTC, through DTC's Participant Terminal
                                    System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry
                                    Notes represented by a Global Security, the Trustee will mark such Global Security
                                    'canceled,' make appropriate entries in the Trustee's records and send such canceled
                                    Global Security to the Company. The CUSIP number assigned to such Global

                                    Security shall, in accordance with CUSIP
                                    Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                                    If the purchase price for any Book-Entry
                                    Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the relevant Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures 'F' and 'G', respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                                    Notwithstanding the foregoing, upon any
                                    failure to settle with respect to a
                                    Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                                    In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures 'D' and 'F', for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

           PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

          The Trustee will serve as registrar in connection with the Certificated Notes.

Issuance:                           Each Certificated Note will be dated and
                                    issued as of the date of its
                                    authentication by the Trustee.  Each
                                    Certificated Note will bear an Original
                                    Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated
                                    Note (or portion thereof) issued
                                    subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated
                                    Note, the original issuance date of the
                                    predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

Registration:                       Certificated Notes will be issued only in
                                    fully registered form without coupons.

Transfers and                       A Certificated Note may be presented
Exchanges:                          for transfer or exchange at the corporate
                                    trust office of the Trustee. Certificated
                                    Notes will be exchangeable for other
                                    Certificated Notes having identical terms but different denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

Maturities:                         Each Certificated Note will mature on a date
                                    selected by the Purchaser and agreed to by the Company, such date being not less than nine months from date of issue.

Currency:                           The currency denomination with respect to
                                    any Certificated Note and the payment of interest and the repayment of principal with respect to any such Certificated Note shall be as set forth therein and in the applicable Pricing Supplement.

Denominations:                      Unless otherwise provided in a Prospectus
                                    Supplement, the denomination of any
                                    Certificated Note will be a minimum of U.S.
                                    $1,000 or any amount in excess
                                    thereof that is an integral multiple of U.S.
                                    $1,000 or the equivalent, as determined
                                    pursuant to the provisions of the applicable
                                    Prospectus Supplement, of U.S. $1,000
                                    (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency.

Interest:                           General.  Interest on each Certificated
                                    Note will accrue from the Original Issue
                                    Date of such Note for the first interest period and from the most recent date to which interest has been paid for all subsequent interest periods. Each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes which reset daily or weekly, interest payments will include interest accrued to and including the Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding the Maturity Date or the date of redemption or repayment, as the case may be.

                                    Fixed Rate Certificated Notes. Unless
                                    otherwise specified pursuant to Settlement
                                    Procedure 'A' below, interest payments on Fixed Rate Certificated Notes, other than Amortizing Notes, will be made annually on March 1 or semiannually on March 1 and September 1 of each year and at maturity or upon earlier redemption or repayment, and Certificated Amortizing Notes will pay principal and interest semiannually each March 1 and September 1, or quarterly each March 1, June 1, September 1 and December 1, and at maturity or upon earlier redemption or repayment; provided, however, that in the case of Certificated Fixed Rate Notes issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

                                    Floating Rate Certificated Notes. Interest payments will be made on Floating Rate Certificated Notes monthly, quarterly, semi-annually or annually. Interest will be payable, in the case of Floating Rate Certificated Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of March, June, September and December, as specified pursuant to settlement procedure 'A' below; in the case of Notes with a quarterly interest Payment Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Notes with a semi-annual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement Procedure 'A' below; and in the case of Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure 'A' below; provided, however, that if an Interest Payment Date for Floating Rate Certificated Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Notes, except that in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in the case of a Floating Rate Certificated Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

Calculation of                      Fixed Rate Certificated Notes.
Interest:                           Interest on Fixed Rate Certificated Notes
                                    (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                                    Floating Rate Certificated Notes. Interest rates on Floating Rate

                                    Certificated Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Certificated Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                         The Trustee will pay the principal
Principal and                       amount of each Certificated Note at
Interest:                           maturity or upon redemption or repayment
                                    upon presentation and surrender of such
                                    Note to the Trustee. The Company will pay the Trustee in immediately available funds and the Trustee, upon receipt of those funds, will pay the holder of such Note.
                                    Certificated Notes presented for payment to the Trustee at maturity or upon redemption or repayment for payment will be destroyed by the Trustee and a certificate of destruction will be delivered to the Company. Unless otherwise specified in the applicable pricing supplement, all interest payments on a Certificated Note (other than interest due at maturity or upon redemption or repayment) will be made by check drawn on the Trustee (or another person appointed by the Trustee) and mailed by the Trustee to the person entitled thereto as provided in such Note and the relevant Indenture; provided, however, that (i) the holder of $10,000,000 or more of Notes having the same Interest Payment Date will be entitled to receive payment by wire transfer of immediately available funds and (ii) unless otherwise specified in the applicable Pricing Supplement or unless alternative arrangements are made, payments on Notes in a currency other than U.S. dollars will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States and the holder of such Notes will provide the Trustee with the appropriate wire transfer instructions. Following each Record Date, the Trustee will furnish the Company with a list of interest payments to be made on the following Interest Payment Date for each Certificated Note and in total for all Certificated Notes. Interest at maturity or upon redemption or repayment will be payable to the person to whom the payment of principal is payable. The Trustee will provide monthly to the Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated
                                    Notes maturing or to be redeemed in the next month. The Trustee will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                                    If any Interest Payment Date or the Maturity
                                    Date or redemption or repayment date of a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date for any Certificated Floating Rate Note would fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date, Maturity Date or redemption or repayment date will be the following day that is a Business Day with respect to such Note, except that, in the case of a Certificated LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day with respect to such Certificated LIBOR Note.

Preparation of                      If any offer to purchase a Certificated
Pricing                             Note is accepted by or on behalf of the
Supplement:                         Company, the Company will prepare a
                                    pricing supplement (a 'Pricing Supplement') reflecting the terms of such Note and will arrange to file such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver the number of copies of such Pricing
                                    Supplement to the relevant Agent as such Agent shall reasonably request by 12:00 Noon
                                    (New York City time) on the Business Day following such acceptance. The relevant
                                    Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                                    In each instance that a Pricing Supplement is prepared, the Agents receiving such Pricing Supplement will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                         The receipt by the Company of immediately
                                    available funds in exchange for an
                                    authenticated Certificated Note delivered to the relevant Agent and such Agent's delivery of such Note against receipt of immediately available funds shall constitute 'settlement' with respect to such Note. All offers accepted by the Company will be settled on or before the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day.

Settlement                          Settlement Procedures with regard to
Procedures:                         each Certificated Note sold by the Company
                                    to or through an Agent (unless otherwise specified pursuant to a Terms Agreement) shall be as follows:

                                    A.  The relevant Agent will advise the
                                        Company by telephone that such Note
                                        is a Certificated Note and of the
                                        following settlement information:

                                        1.  Name in which such Note is to
                                            be registered ('Registered
                                            Owner') and whether the Agent is
                                            purchasing the Note as
                                            principal.

                                        2.  Address of the Registered Owner
                                            and address for payment of
                                            principal and interest.

                                        3.  Taxpayer identification number
                                            of the Registered Owner (if
                                            available).

                                        4.  Principal amount.

                                        5.  Maturity Date.

                                        6.  In the case of a Fixed Rate
                                            Certificated Note, the Interest
                                            Rate, whether such Note will pay
                                            interest annually or semi-annually
                                            and whether such Note is an
                                            Amortizing Note and, if so, the
                                            amortization schedule, or, in the
                                            case of a Floating Rate Certificated
                                            Note, the Initial Interest Rate (if
                                            known at such time), Interest
                                            Payment Date(s), Interest Payment
                                            Period, Calculation Agent, Base
                                            Rate, Index Maturity, Interest Reset
                                            Period, Initial Interest Reset Date,
                                            Interest Reset Dates, Spread or
                                            Spread Multiplier (if any), Minimum
                                            Interest Rate (if any), Maximum
                                            Interest Rate (if any) and the
                                            Alternate Rate Event Spread (if
                                            any).

                                        7.  Redemption or repayment
                                            provisions, if any.

                                        8.  Settlement date and time
                                            (Original Issue Date).

                                        9.   Interest Accrual Date.

                                        10.  Price.

                                        11.  Agent's commission, if any,
                                             determined as provided in the
                                             Distribution Agreement.

                                        12.  Denominations.

                                        13. Specified Currency.

                                        14. Whether the Note is an OID
                                            Note, and if it is an OID Note, the
                                            total amount of OID, the yield to
                                            maturity, the initial accrual period
                                            OID and the applicability of
                                            Modified Payment upon Acceleration
                                            (and if so, the Issue Price).

                                        15. Any other applicable Terms.

                                    B.  The  Company  through an  authorized
                                        representative will advise the Trustee
                                        by telephone or electronic transmission
                                        (confirmed in writing at any time on the sale date) of the information set forth in Settlement Procedure 'A' above.

                                    C.  The Company will have delivered to the
                                        Trustee a pre-printed four-ply packet
                                        for such Note, which packet will contain the following documents in forms that have been approved by the Company, the relevant Agent and the Trustee:

                                        1.  Note with customer confirmation.

                                        2.  Stub One - For the Trustee.

                                        3.  Stub Two - For the relevant
                                            Agent.

                                        4.  Stub Three - For the Company.

                                    D.  The Trustee will complete such Note
                                        and authenticate such Note and deliver
                                        it (with the confirmation) and Stubs One and Two to the relevant Agent, and such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against acknowledgment of the above mentioned receipt. In the event that the instructions given by such Agent for payment to the account of the

                                        Company are revoked, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                                    E. Unless the relevant Agent purchased such Note as principal, such Agent will deliver such Note (with confirmation) to the customer against payment in immediately payable funds. Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub Two.

                                    F.  The Trustee will send Stub Three to the
                                        Company by first-class mail.
                                        Periodically, the Trustee will also send to the Company a statement setting forth the principal amount of the Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

Settlement                          For sales by the Company of
Procedures                          Certificated Notes to or through an
Timetable:                          Agent (unless otherwise specified pursuant
                                    to a Terms Agreement), Settlement
                                    Procedures 'A' through 'F' set forth above shall be completed on or before the respective times (New York City time) set forth below:


                                    Settlement
                                    Procedure              Time
                                    ----------             ----
                                       A           2:00 P.M. on day before
                                                             settlement date
                                       B           3:00 P.M. on day before
                                                             settlement date
                                       C-D         2:15 P.M. on settlement date
                                       E           3:00 P.M. on settlement date
                                       F           5:00 P.M. on settlement date


Failure to                          If a purchaser fails to accept
Settle:                             delivery of and make payment for any
                                    Certificated Note, the relevant Agent will notify the Company and the Trustee by telephone and return such Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the relevant Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the
                                    Distribution Agreement with the Company, then the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company
                                    (reimbursement for loss of the use of such funds shall be based on the federal funds effective rate then in effect). Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note 'canceled,' make appropriate entries in the Trustee's records and send such Note to the Company.

                                                                      EXHIBIT C1



                               FORM OF OPINION OF
                                DEWEY BALLANTINE


                                                                _______ __, 1995


Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York  10020

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Dear Sirs:

          This opinion is being rendered to you pursuant to the Distribution Agreement dated November 9, 1995 (the 'Distribution Agreement') among you and Eli Lilly and Company (the 'Company'), relating to the issuance and sale by the Company of up to $500,000,000 (or the equivalent thereof in a foreign currency or composite currency) aggregate principal amount of its Medium-Term Notes (hereinafter called the 'Notes').

          We have examined the corporate proceedings with respect to (1) the authorization of the execution by the Company of (i) the Indenture, dated as of February 1, 1991 (the 'Indenture'), between the Company and Citibank, N.A., as Trustee (the 'Trustee'), and (ii) the Distribution Agreement; (2) the authorization of the issuance of the Notes under the Indenture; (3) the authorization of the sale of the Notes in accordance with the provisions of the Distribution Agreement and the Medium-Term Note Administrative Procedures referred to in the Distribution Agreement; and (4) the Registration Statement on Form S-3 (Reg. No. 33-58977, relating to the registration under the Securities Act of 1933, as amended (the 'Act'), of certain debt securities (including the Notes) of the Company, including the exhibits thereto and all items incorporated therein by reference pursuant to Item 12 of Form S-3 (the 'Incorporated Documents') (such Registration Statement at




                                      C1-1

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                 2                          _______ __, 1995


the time it became effective on June 1, 1995 and the Prospectus dated June 1, 1995, constituting a part of such Registration Statement, as supplemented by a Prospectus Supplement dated November 9, 1995, relating to the Notes, in the form thereof transmitted for filing with the Securities and Exchange Commission (the 'Commission') pursuant to Rule 424(b)(2) under the Act, including the Incorporated Documents, being hereinafter called, respectively, the 'Registration Statement' and the 'Prospectus').

          In arriving at these opinions, we have relied, among other things, upon our examination of the corporate records of the Company and certificates and representations of officers of the Company and of public officials.

          Based upon the foregoing, it is our opinion that:

          (1) No consent or approval by, notice to or registration with any New York or Federal governmental authority (other than compliance with any required Blue Sky or state securities laws) is required on the part of the Company or Eli Lilly Industries, Inc., a Delaware corporation, in connection with the consummation by the Company of the transactions contemplated by the Distribution Agreement.

          (2) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and assuming due authorization, execution and delivery thereof by the Company and the Trustee, the Indenture constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms and the terms of the Trust Indenture Act of 1939, as amended, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (3) The Distribution Agreement, assuming due execution and delivery thereof by the Company and the Agents, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the

                                      C1-2

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                 3                          _______ __, 1995


availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnity and contribution may be limited by applicable law.

          (4) The Notes, when duly executed by the Company, authenticated by the Trustee and duly delivered against payment therefor in accordance with the provisions of the Indenture and the Distribution Agreement, will be entitled to the benefits of the Indenture and will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. The opinions expressed in this paragraph 4 are subject to the due determination by the Company, prior to the issuance of the Notes, of the specific principal amounts of and interest rates (or the method of determining such interest rates), original issue dates, maturity dates, and, if applicable, initial interest rates, interest rate bases, index maturities, spreads, maximum or minimum interest rates, interest payment dates, interest payment periods, interest rate reset periods, and interest reset dates for such Notes, the communication of instructions to the Trustee from any authorized representative of the Company as to such information, the name or names in which each Note is to be registered, any other information which such officer or representative may conclude is advisable or appropriate and, with respect to Notes denominated or payable in currencies or currency units other than United States Dollars, Notes the principal of which will amortize, and Notes the principal of which or the interest on which will be determined by reference to one or more commodity prices, equity indices, specified currencies, currency units, or financial or non-financial indices, the terms and forms of such Notes.

          (5) Eli Lilly Industries, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (6) The statements in the Prospectus under the captions 'Description of Securities,' 'Plan of Distribution'

                                      C1-3

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                 4                          _______ __, 1995


(other than information contained therein provided in writing by the Agents), 'Description of Notes' and 'Certain Federal Tax Consequences' and Item 15 of
Part II of the Registration Statement, fairly present or presented, at the time such Prospectus or Registration Statement was filed, in all material respects the information called therefor and fairly summarize or summarized in all material respects the matters referred to therein.

          (7) The Registration Statement (except as to financial statements and other financial or statistical data contained therein as to which we express no opinion) complied at the time it became effective, and the Prospectus (except as to financial statements and other financial or statistical data contained therein, as to which we express no opinion) including the Incorporated Documents as of the time they were filed, complied or comply, as to form in all material respects with the applicable provisions of the Act, the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission under each such statute.

          (8) Neither the execution and filing of the Registration Statement or the Indenture, the execution, issuance and delivery of the Notes nor the consummation of the transactions contemplated thereby nor compliance by the Company with any of the provisions thereof will violate the Delaware General Corporation Law or any New York or Federal statute, rule or regulation applicable to the Company or Eli Lilly Industries, Inc., or any of their properties or assets.

          To the extent of matters brought to our attention and upon the basis of information furnished to us, we know of no facts that lead us to believe that the Registration Statement or Prospectus (except as to financial statements and other financial and statistical data contained therein, as to which we express no opinion) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. In rendering the opinion contained in this paragraph, we have not made any independent investigation or verification of facts or law contained in, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and Prospectus


                                      C1-4

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                 5                          _______ __, 1995


other than those portions thereof contained in or under the headings 'Description of Securities,' 'Plan of Distribution' (other than information contained therein provided in writing by the Agents), 'Description of Notes' and 'Certain Federal Tax Consequences' in the Prospectus and Item 15 of Part II of the Registration Statement.

          The opinions set forth in paragraphs (6) and (7) and the preceding paragraph are subject to the filing by the Company, in accordance with the provisions of the Act and the rules and regulations thereunder, of a supplement or supplements to the Prospectus in connection with the offering of Notes, setting forth the principal amounts, interest rates (or the method of determining such interest rates), original issue dates, maturity dates and, if applicable, initial interest rates, interest rate bases, index maturities, spreads, maximum and minimum interest rates, interest payment dates, interest payment periods, interest rate reset periods, interest reset dates and any other material information with respect to any offering of such Notes.

          With respect to the opinions referred to in paragraphs 4 (except as to due authorization of the Notes) and 7 and the second preceding paragraph, we wish to note that they do not address any application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors.

          We are members of the bar of the State of New York and we express no opinion as to matters governed by the laws of any other jurisdiction (other than the federal laws of the United States of America and the Delaware General Corporation Law). As to matters governed by the laws of the State of Indiana, we have relied upon the opinion dated the date hereof of Daniel P. Carmichael, Deputy General Counsel and Secretary of the Company.

                                      C1-5

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                 6                          _______ __, 1995


          We hereby consent that Daniel P. Carmichael, Deputy General Counsel and Secretary of the Company, may rely upon this opinion as if this opinion were addressed to him.

                                          Very truly yours,


                                      C1-6

                                                                      EXHIBIT C2

                               FORM OF OPINION OF
                              DANIEL P. CARMICHAEL
                      DEPUTY GENERAL COUNSEL AND SECRETARY


                                                                _______ __, 1995
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York  10020

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Dear Sirs:

          This opinion is being rendered to you pursuant to the Distribution Agreement, dated November 9, 1995 (hereinafter called the 'Distribution Agreement'), among you and Eli Lilly and Company (hereinafter called the 'Company'), relating to the issuance and sale by the Company of up to $500,000,000 (or the equivalent thereof in a foreign currency or composite currency) aggregate principal amount of its Medium-Term Notes (hereinafter called the 'Notes'). I am the Deputy General Counsel and Secretary of the Company.

          I have examined the corporate proceedings of the Company with respect to (1) the organization of the Company pursuant to its Articles of Incorporation; (2) the authorization of the execution by the Company of the Indenture dated as of February 1, 1991 (the 'Indenture') between the Company and Citibank, N.A., as Trustee (the 'Trustee'); (3) the authorization of the issuance of the Notes under the Indenture; (4) the authorization of the sale of the Notes in accordance with the provisions of the Distribution Agreement and the Medium-Term Note Administrative Procedures referred to in the Distribution Agreement; and (5) the Registration Statement on Form S-3

                                      C2-1

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                 2                          _______ __, 1995


(Reg. No. 33-58977, relating to the registration under the Securities Act of 1933, as amended (the 'Act'), of certain debt securities (including the Notes) of the Company, including the exhibits thereto and all items incorporated therein by reference pursuant to Item 12 of Form S-3 (the 'Incorporated Documents') (such Registration Statement at the time it became effective on June 1, 1995 and the Prospectus dated June 1, 1995 constituting a part of such Registration Statement, as supplemented by a Prospectus Supplement dated November 9, 1995 relating to the Notes, in the form thereof filed with the Securities and Exchange Commission (the 'Commission') pursuant to Rule 424(b)(2) under the Act, including the Incorporated Documents, being hereinafter called, respectively, the 'Registration Statement' and the 'Prospectus').

          In preparing this opinion, I have examined and relied upon, among other things, such certificates of public officials and of officers and employees of the Company and such originals or copies certified or otherwise identified to my satisfaction, of corporate documents and records of the Company as I deemed necessary or appropriate for the purposes hereof.

          Based upon the foregoing, it is my opinion that:

          (1) The Company has been duly incorporate in, and is a validly existing corporation under the laws of, the State of Indiana and has the corporate power and authority to carry on its business which it is now conducting and to own or lease and operate its assets and properties, as described in the Prospectus.

          (2) No consent or approval by, notice to or registration with any Indiana governmental authority (other than compliance with the blue sky or securities laws, as to which I give no opinion) is required on the part of the Company in connection with the consummation by the Company of the transactions contemplated by the Distribution Agreement.

          (3) The Distribution Agreement has been duly and validly authorized, executed and delivered by the Company.

          (4) The Indenture has been duly and validly authorized, executed and delivered by the Company.

                                      C2-2

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                 3                          _______ __, 1995


          (5) The issuance and sale of the Notes by the Company pursuant to the Distribution Agreement and any applicable Terms Agreement have been duly and validly authorized by all necessary corporate action. The opinion expressed in this paragraph 4 is subject to the due determination by the Company, prior to the issuance of any Notes, of the specific principal amounts of, and interest rates (or the method of determining such interest rates), original issue dates, maturity dates, and, if applicable, initial interest rates, interest rate bases, index maturities, spreads, maximum or minimum interest rates, interest payment dates, interest payment periods, interest rate reset periods and interest reset dates for such Notes, the communication of instructions to the Trustee from any authorized representative of the Company as to such information, the name or names in which each Note is to be registered and, with respect to Notes denominated or payable in currencies or currency units other than United States Dollars, Notes the principal of which will amortize, and Notes the principal of which or the interest on which will be determined by reference to one or more commodity prices, equity indices, specified currencies, currency units, or financial or non-financial indices, the terms and forms of such Notes.

          (6) Neither the execution and filing of the Registration Statement, the execution and delivery of the Indenture, the execution, issuance and delivery of the Notes nor the consummation of the transactions contemplated thereby nor compliance by the Company with any of the provisions thereof will:

          a. violate, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or subject to any encumbrance, easement or other restriction that would detract materially from its value or impair its use in the operation of the business any of the properties or assets of the Company or any of its significant subsidiaries (as defined in the Distribution Agreement) under any of the terms, conditions or provisions of (i) the Articles of Incorporation or the By-laws of the Company or its significant subsidiaries (as defined in the Distribution Agreement), or (ii) to my knowledge, any note, bond,

                                      C2-3

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                 4                          _______ __, 1995


mortgage, indenture, deed of trust, license, agreement or other instrument or obligation known to me to which the Company or any of its significant subsidiaries (as defined in the Distribution Agreement) is a party or by which they or any of their properties or assets may be bound or affected, or

          b. violate any Indiana statute, rule or regulation (other than Indiana securities or Blue Sky laws, as to which I give no opinion) or, to my knowledge, any order, writ, injunction or decree applicable to the Company, any of its significant subsidiaries (as defined in the Distribution Agreement) or any of their properties or assets.

          6. After due inquiry, I am aware of no action, suit or proceeding pending or threatened against or affecting the Company or any of its significant subsidiaries (as defined in the Distribution Agreement) or any of their respective properties before or by any court, governmental official, commission, board or other administrative agency, which would have a material adverse effect on the consolidated results of operations or financial position of the Company and its subsidiaries, taken as a whole, except as may be disclosed in the Registration Statement or the Prospectus.

          I am a member of the bar of the State of Indiana, and I express no opinion as to matters governed by the laws of any other jurisdiction (other than federal laws of the United States of America).

          I hereby consent that Messrs. Dewey Ballantine may rely upon this opinion as if this opinion were addressed to them.


                                            Very truly yours,


                                      C2-4

                                                                     EXHIBIT C-3






                               FORM OF OPINION OF
                             DAVIS POLK & WARDWELL



                                                                _______ __, 1995


Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York  10020

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Dear Sirs:

     We have acted as counsel for each of you, the selling agents (the 'Agents') named in the Distribution Agreement dated November 9, 1995 (the 'Distribution Agreement') among you and Eli Lilly and Company, an Indiana corporation (the 'Company'), under which you have agreed to act as agent for the Company to solicit purchasers for, or to purchase from the Company as principal, up to $500,000,000 (or the equivalent thereof in foreign currencies or composite currencies) aggregate initial public offering price of the Company's Medium-Term Notes (the 'Notes'). The Notes will be issued pursuant to the provisions of an indenture dated as of February 1, 1991 (the 'Indenture') between the Company and Citibank, N.A., as Trustee (the 'Trustee').

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion, including those relating to the authorization, execution and delivery by the Company of the Indenture and the Distribution Agreement, and the authorization of the Notes by the Company.



                                      C3-1

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                2                           _______ __, 1995



     We have participated in the preparation of the Company's registration statement on Form S-3 (Registration No. 33-58977) (other than the documents incorporated by reference in the prospectus included therein (the 'Incorporated Documents')) filed with the Securities and Exchange Commission (the 'Commission') pursuant to the provisions of the Securities Act of 1933, as amended (the 'Act'), registering $500,000,000 aggregate initial public offering price of debt securities to be issued from time to time by the Company. Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. In addition, we have reviewed evidence that on June 1, 1995 the registration statement was declared effective under the Act and that the Indenture was qualified under the Trust Indenture Act of 1939, as amended (the 'Trust Indenture Act'). Such registration statement in the form it became effective is referred to herein as the 'Registration Statement' and the prospectus included in the Registration Statement at time it became effective, together with the Prospectus Supplement dated November 9, 1995 in the form in which it was filed pursuant to Rule 424(b)(2) under the Act, is referred to herein as the 'Prospectus', and such terms include the Incorporated Documents.

     Based upon the foregoing, we are of the opinion that:

     (1) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company;

     (2) When the Notes have been executed by the Company and authenticated by the Trustee or its duly appointed agent in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof, they will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company; and

     (3) The Distribution Agreement has been duly authorized, executed and delivered by the Company.

     We have considered the matters required to be included in the Registration Statement and Prospectus and the information contained therein. We are of the opinion


                                      C3-2

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                3                           _______ __, 1995


that the statements in the Prospectus under the captions 'Description of Securities', 'Description of Notes' and 'Plan of Distribution', in each case insofar as such statements constitute summaries of documents referred to therein, fairly present the information called for with respect to such documents and fairly summarize the matters referred to therein.

     We have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus, but we have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification, except as stated, (A) we are of the opinion that the Registration Statement and Prospectus (except for financial statements and other financial data as to which we do not express any opinion) comply as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder, (B) we believe that (except for financial statements and other financial data as to which we do not express any belief and except for that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee) the Registration Statement on the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) we believe that (except as to financial statements and other financial data as to which we do not express any belief) the Prospectus as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the opinion and belief set forth in clauses (A) and (C) above do not cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Prospectus.

     We wish to point out that the preceding paragraph does not address any application of the Commodity Exchange


                                      C3-3

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                4                           _______ __, 1995


Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors. In addition, for the purpose of the opinion in paragraph (2) above, we have, with your approval, assumed that
(i) the Notes will conform to the forms attached to the certificate delivered to you today executed by the Secretary of the Company and will be completed in accordance with the requirements of the Indenture and the Administrative Procedures (as defined in the Distribution Agreement) and (b) none of the terms of the Notes not contained in the forms examined by us will violate any applicable law or be unenforceable. In connection with our opinion in paragraph
(2) above, we note that, as of the date of this opinion, a judgment for money in an action based on Notes payable in foreign or composite currencies in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of the foreign or composite currency in which a particular Note is payable into United States dollars will depend upon various factors, including which court renders the judgment.

     In addition we wish to advise you that no opinion is expressed herein concerning any change after the date hereof in applicable law or in the facts we have relied upon in expressing this opinion.

     We have examined the opinions dated the date hereof of Daniel P. Carmichael, Deputy General Counsel and Secretary of the Company, and Dewey Ballantine, counsel to the Company, delivered to you pursuant to Sections 4(b)(ii) and 4(b)(i), respectively, of the Distribution Agreement, and we believe that such opinions are responsive to the requirements of the Distribution Agreement.

     We have also examined the letter dated the date hereof of Ernst & Young LLP, independent certified public accountants, relating to the financial statements and other information contained or incorporated by reference in the Registration Statement and the other matters referred to in such letter, delivered to you pursuant to Section 4(d) of the Distribution Agreement. We participated in discussions with your representatives and representatives of the Company


                                      C3-4

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.                5                           _______ __, 1995


relating to the form of such letter, and we believe that it is substantially in the form agreed to.

     We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. In rendering the foregoing opinion, we have relied, without independent investigation, upon the aforementioned opinion of Daniel P. Carmichael as to all matters governed by the laws of the State of Indiana.

     This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                              Very truly yours,





                                      C3-5